4333 Edgewood Road NE
Cedar Rapids, IA 52499

March 26, 2008

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D
ML of New York IRA Annuity – Registration No. 333-98283
ML of New York Investor Choice – IRA Series – Registration No. 333-119797

Commissioners:

ML Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended January 31, 2008, for the following underlying mutual funds (“Funds”) in which Registrant invests:

SEMI-ANNUAL REPORT MAILINGS:
 AllianceBernstein Large Cap Growth Fund, Inc., SEC File No.: 811-06730
The American Funds — The Income Fund of America, Inc., SEC File No.: 811-01880
Davis New York Venture Fund, Inc., SEC File No.: 811-01701
Janus Adviser Series: Janus Adviser Forty Fund, SEC File No.: 811-09885
Janus Adviser Series: Janus Adviser Mid Cap Growth Fund, SEC File No.:811-09885
Putnam Voyager Fund, SEC File No.: 811-01682

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8121.

Very truly yours,

    /s/ Darin Smith
Darin Smith
Vice President